Exhibit No. EX-99(h)(3)(a)


                                    EXHIBIT A
        to the Amended and Restated Expense Limitation Agreement between
                              GARTMORE MUTUAL FUNDS
                                      and
                       GARTMORE MUTUAL FUND CAPITAL TRUST
                      AMENDED, Effective February 28, 2006


NAME OF FUND/CLASS                             EXPENSE LIMITATION FOR FUND/CLASS
------------------                             ---------------------------------

Gartmore Mid Cap Growth Fund
Class A                                                        1.15%
Class B                                                        1.15%
Class C                                                        1.15%
Class R                                                        1.15%
Institutional Service Class                                    1.15%
Institutional Class                                            1.15%

Gartmore Mid Cap Growth Leaders Fund
  (formerly, Gartmore Millennium Growth Fund)
Class A                                                        1.20%
Class B                                                        1.20%
Class C                                                        1.20%
Class D                                                        1.20%
Class R                                                        1.20%
Institutional Service Class                                    1.20%
Institutional Class                                            1.20%


Gartmore Convertible Fund
Class A                                                        0.95%
Class B                                                        0.95%
Class C                                                        0.95%
Class R                                                        0.95%
Institutional Service Class                                    0.95%
Institutional Class                                            0.95%


Gartmore Money Market Fund(1)***
Class C                                                        0.59%
Prime                                                          0.59%
Service                                                        0.59%
Institutional                                                  0.59%

NAME OF FUND/CLASS                             EXPENSE LIMITATION FOR FUND/CLASS
------------------                             ---------------------------------
Gartmore Small Cap Growth Fund
Class A                                                        1.35%
Class B                                                        1.35%
Class C                                                        1.35%
Class R                                                        1.35%
Institutional Service Class                                    1.35%
Institutional Class                                            1.35%


Gartmore Small Cap Leaders Fund
Class A                                                        1.35%
Class B                                                        1.35%
Class C                                                        1.35%
Class R                                                        1.35%
Institutional Service Class                                    1.35%
Institutional Class                                            1.35%


Gartmore China Opportunities Fund
Class A                                                        1.75%
Class B                                                        1.75%
Class C                                                        1.75%
Class R                                                        1.75%
Institutional Service Class                                    1.75%
Institutional Class                                            1.75%


Gartmore Global Natural Resources Fund
Class A                                                        1.20%
Class B                                                        1.20%
Class C                                                        1.20%
Class R                                                        1.20%
Institutional Service Class                                    1.20%
Institutional Class                                            1.20%


Gartmore Optimal Allocations Fund: Aggressive
  (formerly Gartmore Actively Managed Aggressive
  Asset Allocation Fund)

Class A                                                        0.25%
Class B                                                        0.25%
Class C                                                        0.25%
Class R                                                        0.25%
Institutional Service Class                                    0.25%

Institutional Class                                           0.25%

Gartmore Optimal Allocations Fund: Moderately Aggressive
  (formerly Gartmore Actively Managed Moderately
  Aggressive Asset Allocation Fund)
Class A                                                       0.25%
Class B                                                       0.25%
Class C                                                       0.25%
Class R                                                       0.25%
Institutional Service Class                                   0.25%
Institutional Class                                           0.25%

Gartmore Optimal Allocations Fund: Moderate
  (formerly Gartmore Actively Managed Moderate Asset
  Allocation Fund)
Class A                                                       0.25%
Class B                                                       0.25%
Class C                                                       0.25%
Class R                                                       0.25%
Institutional Service Class                                   0.25%
Institutional Class                                           0.25%

Gartmore Optimal Allocations Fund: Specialty
  (formerly Gartmore Actively Managed Specialty
   Asset Allocation
Fund)
Class A                                                       0.25%
Class B                                                       0.25%
Class C                                                       0.25%
Class R                                                       0.25%
Institutional Service Class                                   0.25%
Institutional Class                                           0.25%


Effective until at least February 28, 2007. These expense limitations may be revised, after the expiration of the agreed upon term, if mutually agreed upon by the parties. They may also be revised to increase the limitations at anytime if mutually agreed upon by the parties.

------------

(1) With respect to all classes of the Gartmore Money Market Fund, effective until at least May 1, 2006.

*** In addition with respect to the Service Class of the Gartmore Money Market Fund, effective until at least February 28, 2006, the Fund Operating Expenses shall be limited to 0.75% and shall include the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan.